POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LOCORR INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-171360 and 811-22509), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 24th day of January, 2011.

LOCORR INVESTMENT TRUST

By:           /s/ Kevin M. Kinzie
Kevin M. Kinzie, President

STATE OF MINNESOTA                                                   )                      DARIK R HOFF
)       ss:           Notary Public
COUNTY OF HENNEPIN                                                   )                       Minnesota
                                                                                                                        My Commission Expires January 31, 2012

Before me, a Notary Public, in and for said county and state, personally appeared Kevin M. Kinzie, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of January, 2011.

                                /s/ Darik R. Hoff
Notary Public
Minnesota

My commission expires   01-31-2012

CERTIFICATE

The undersigned, Secretary of LoCorr Investment Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 24, 2011, and is in full force and effect:

WHEREAS, LoCorr Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-171360 and 811-22509), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  January 24, 2011                                                                       /s/ Jon C. Essen
Jon C. Essen, Secretary
LoCorr Investment Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LOCORR INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee, the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-171360 and 811-22509), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of January, 2011.

                              /s/ Kevin M. Kinzie
                                                                                                            Kevin M. Kinzie
                                                                                                           Trustee, President and Principal Executive Officer

STATE OF MINNESOTA                                                  )                      DARIK R. HOFF
)      ss:           Notary Public
COUNTY OF HENNEPIN                                                   )                      Minnesota
                                                                                                                        My Commission Expires January 31, 2012

Before me, a Notary Public, in and for said county and state, personally appeared Kevin M. Kinzie, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of January, 2011.

                               /s/ Darik R. Hoff
Notary Public

My commission expires  01-31-2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LOCORR INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-171360 and 811-22509), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of January, 2011.

/s/ Jon C. Essen
Jon C. Essen
Trustee, Treasurer and Principal Financial Officer

STATE OF MINNESOTA                                                  )                      DARIK R. HOFF
)           ss:     Notary Public
COUNTY OF HENNEPIN                                                   )                      Minnesota
My Commission Expires January 31, 2012

Before me, a Notary Public, in and for said county and state, personally appeared Jon C. Essen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of January, 2011.

/s/ Darik R. Hoff
Notary Public

My commission expires   01-31-2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LOCORR INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-171360 and 811-22509), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of January, 2011.

/s/ James William Morton
James William Morton
Trustee

STATE OF MINNESOTA                                                  )                      DARIK R HOFF
)           ss:      Notary Public
COUNTY OF HENNEPIN                                                   )                       Minnesota
My Commission Expires January 31, 2012

Before me, a Notary Public, in and for said county and state, personally appeared James William Morton, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of January, 2011.

/s/ Darik R. Hoff
Notary Public

My commission expires                                                      01-31-2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LOCORR INVESTMENT TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-171360 and 811-22509), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of January, 2011.

           /s/ Ronald Allen Tschetter
Ronald Allen Tschetter
                                                                                     Trustee

STATE OF MINNESOTA                                                  )                      DARIK R HOFF
)           ss:      Notary Public
COUNTY OF HENNEPIN                                                   )                      Minnesota
My Commission Expires January 31, 2012

Before me, a Notary Public, in and for said county and state, personally appeared Ronald Allen Tschetter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of January, 2011.

/s/ Darik R. Hoff
Notary Public

My commission expires       01-31-2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LOCORR INVESTMENT TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-171360 and 811-22509), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of January, 2011.

/s/ Michael T. Ayres
Michael T. Ayres
Trustee

STATE OF MINNESOTA                                                   )                      DARIK R HOFF
)           ss:       Notary Public
COUNTY OF HENNEPIN                                                    )                      Minnesota
My Commission Expires January 31, 2012

Before me, a Notary Public, in and for said county and state, personally appeared Michael T. Ayres, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of January, 2011.

/s/ Darik R. Hoff
Notary Public

My commission expires     01-31-2012